NAME OF REGISTRANT:
Franklin New York Tax-Free Income Fund
File No. 811-03479

EXHIBIT ITEM No. 77Q1(a): Copies of any material amendments to the registrant's charter or by-laws



NAME OF REGISTRANT:
Franklin New York Tax-Free Trust
File No. 811-04787

EXHIBIT ITEM No. 77Q1(a): Copies of any material amendments to the registrant's charter or by-laws






                              AMENDED AND RESTATED

                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                           A DELAWARE STATUTORY TRUST

         (Original Agreement and Declaration of Trust was adopted July 15,
          1996; current Amended and Restated Agreement and Declaration of
                          Trust adopted May 21, 2007.)



                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I.           NAME; OFFICES; REGISTERED AGENT; DEFINITIONS...... .......2

   Section 1.        Name......................................................2

   Section 2.        Offices of the Trust......................................2

   Section 3.        Registered Agent and Registered Office....................2

   Section 4.        Definitions...............................................2

ARTICLE II.          PURPOSE OF TRUST..........................................4

ARTICLE III.         SHARES....................................................7

   Section 1.        Division of Beneficial Interest...........................7

   Section 2.        Ownership of Shares.......................................9

   Section 3.        Sale of Shares............................................9

   Section 4.        Status of Shares and Limitation of Personal Liability.....9

   Section 5.        Power of Board of Trustees to Make Tax Status Election...10

   Section 6.        Establishment and Designation of Series and Classes......10

       (a)    Assets Held with Respect to a Particular Series.................11

       (b)    Liabilities Held with Respect to a Particular Series or Class...11

       (c)    Dividends, Distributions and Redemptions........................12

       (d)    Voting..........................................................12

       (e)    Equality........................................................13

       (f)    Fractions.......................................................13

       (g)    Exchange Privilege..............................................13

       (h)    Combination of Series or Classes................................13

       (i)    Dissolution or Termination......................................13

   Section 7.   Indemnification of Shareholders..........................14

ARTICLE IV.          THE BOARD OF TRUSTEES....................................14

   Section 1.   Number, Election, Term, Removal and Resignation...............14

   Section 2.   Trustee Action by Written Consent Without a Meeting...........15

   Section 3.   Powers; Other Business Interests; Quorum and Required Vote....15

       (a)      Powers........................................................15

       (b)      Other Business Interests......................................17

       (c)      Quorum and Required Vote......................................17

   Section 4.        Payment of Expenses by the Trust.........................17

   Section 5.        Payment of Expenses by Shareholders......................17

   Section 6.        Ownership of Trust Property..............................17

   Section 7.        Service Contracts........................................18

ARTICLE V.           SHAREHOLDERS' VOTING POWERS AND MEETINGS.................19

   Section 1.        Voting Powers............................................19

   Section 2.        Quorum and Required Vote.................................19

   Section 3.        Shareholder Action by Written Consent Without a Meeting..20

   Section 4.        Record Dates.............................................20

   Section 5.        Additional Provisions....................................21

ARTICLE VI.          NET ASSET VALUE; DISTRIBUTIONS; REDEMPTIONS; TRANSFERS...22

   Section 1.  Determination of Net Asset Value, Net Income and Distributions.22

   Section 2.  Redemptions at the Option of a Shareholder.....................24

   Section 3.  Redemptions at the Option of the Trust.........................25

   Section 4.  Transfer of Shares.............................................25

ARTICLE VII.         LIMITATION OF LIABILITY AND INDEMNIFICATION OF AGENT.....25

   Section 1.        Limitation of Liability..................................25

   Section 2.        Indemnification..........................................26

                           (a)      Indemnification by Trust..................26

                           (b)      Exclusion of Indemnification..............27

                           (c)      Required Approval.........................27

                           (d)      Advancement of Expenses...................27

                           (e)      Other Contractual Rights..................27

                           (f)      Fiduciaries of Employee Benefit Plan......27

   Section 3.        Insurance................................................28

   Section 4.        Derivative Actions.......................................28

ARTICLE VIII.              CERTAIN TRANSACTIONS...............................28

   Section 1.        Dissolution of Trust or Series...........................28

   Section 2.        Merger or Consolidation; Conversion; Reorganization......29

                           (a)      Merger or Consolidation...................29

                           (b)      Conversion................................30

                           (c)      Reorganization............................30

   Section 3.        Master Feeder Structure..................................31

   Section 4.        Absence of Appraisal or Dissenters' Rights...............31

ARTICLE IX.                AMENDMENTS.........................................31

   Section 1.        Amendments Generally.....................................31

ARTICLE X.                 MISCELLANEOUS......................................31

   Section 1.        References; Headings; Counterparts.......................31

   Section 2.        Applicable Law...........................................32

   Section 3.        Provisions in Conflict with Law or Regulations...........32

   Section 4.        Statutory Trust Only.....................................32

   Section 5.        Use of the Names "Franklin," "Templeton," "Fiduciary
                     Trust," and/or "Institutional Fiduciary Trust"...........32





             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                                       OF

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND

         THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of this 21st day of May, 2007, by the Trustees hereunder, and by the holders of Shares issued or to be issued by Franklin New York Tax-Free Income Fund (the "Trust") hereunder, and (i) incorporates herein and makes a part of this Amended and Restated Agreement and Declaration of Trust the resolutions of the Board of Trustees of the Trust adopted prior to the date set forth above, pursuant to the provisions of the original Agreement and Declaration of Trust dated July 15, 1996, as amended or restated to date, (the "Original Declaration of Trust"), regarding the establishment and designation of Series and/or Classes of the Shares of the Trust, and any amendments or modifications to such resolutions adopted through the date hereof, as of the date of the adoption of each such resolution, and (ii) amends and restates the Original Declaration of Trust pursuant to Article VIII, Section 4, of such Original Declaration of Trust, as hereinafter provided.

                                   WITNESSETH:

         WHEREAS this Trust was formed to carry on the business of an open-end management investment company as defined in the 1940 Act; and

         WHEREAS this Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

         WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act, as amended from time to time, and the provisions hereinafter set forth;

         NOW, THEREFORE, the Trustees hereby declare that:

         (i) the Original Declaration of Trust is amended and restated in its entirety in the manner herein set forth;

         (ii) the Trustees will hold all cash, securities and other assets that they may from time to time acquire in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares created hereunder as hereinafter set forth; and

         (iii) this Declaration of Trust and the By-Laws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of the Original Declaration of Trust and/or this Declaration of Trust and the By-Laws.

ARTICLE I.

                  NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

          Section 1. NAME. This Trust shall be known as "Franklin New York Tax-Free Income Fund" and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as it may from time to time designate.

          Section 2. OFFICES OF THE TRUST. The Board may at any time establish offices of the Trust at any place or places where the Trust intends to do business.

          Section 3. REGISTERED AGENT AND REGISTERED OFFICE. The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth in the Trust's Certificate of Trust.

          Section  4.  DEFINITIONS.   Whenever  used  herein,  unless  otherwise
required by the context or specifically provided:

               (a) "1940 ACT" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

               (b) "AFFILIATE" shall have the same meaning as "affiliated person" as such term is defined in the 1940 Act when used with reference to a specified Person, as defined below.

               (c) "BOARD OF TRUSTEES" shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article IV hereof, having the powers and duties set forth herein;

               (d) "BY-LAWS" shall mean By-Laws of the Trust, as amended or restated from time to time in accordance with Article VIII therein. Such By-Laws may contain any provision not inconsistent with applicable law or this Declaration of Trust, relating to the governance of the Trust;

               (e) "CERTIFICATE OF TRUST" shall mean the certificate of trust of the Trust filed on July 26, 1996 with the office of the Secretary of State of the State of Delaware as required under the Delaware Statutory Trust Act, as such certificate has been or shall be amended or restated from time to time;

               (f) "CLASS" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof or the corresponding provisions of the Original Declaration of Trust;

               (g) "CODE" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time;

               (h) "COMMISSION" shall have the meaning given that term in the 1940 Act;

               (i) "DSTA" shall mean the Delaware  Statutory  Trust Act (12 DEL.
C. ss. 3801, ET SEQ.), as amended from time to time;

               (j) "DECLARATION OF TRUST" shall mean this Amended and Restated Agreement and Declaration of Trust, including resolutions of the Board of Trustees of the Trust that have been adopted prior to the date of this document, or that may be adopted hereafter, regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions, as of the date of the adoption of each such resolution;

               (k)  "GENERAL  LIABILITIES"  shall have the  meaning  given it in
Article III, Section 6(b) of this Declaration of Trust;

               (l) "INTERESTED PERSON" shall have the meaning given that term in the 1940 Act;

               (m) "INVESTMENT ADVISER" or "ADVISER" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

               (n) "NATIONAL FINANCIAL EMERGENCY" shall mean the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

               (o) "PERSON" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

               (p) "PRINCIPAL UNDERWRITER" shall have the meaning given that term in the 1940 Act;

               (q) "SERIES" shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof, or the corresponding provisions of the Original Declaration of Trust;

               (r) "SHARES" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust have been or shall be divided from time to time, and shall include fractional and whole Shares;

               (s) "SHAREHOLDER" shall mean a record owner of Shares pursuant to the By-Laws;

               (t) "TRUST" shall mean Franklin New York Tax-Free Income Fund, the Delaware statutory trust formed hereby and by filing of the Certificate of Trust with the office of the Secretary of State of the State of Delaware;

               (u) "TRUST PROPERTY" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof; and

               (v) "TRUSTEE" or "TRUSTEES" shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the By-Laws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a trustee or trustees hereunder and under the By-Laws.

ARTICLE II.

                                PURPOSE OF TRUST

         The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

(a) To hold, invest and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers' acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities;

(b) To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

(c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities and/or other property;

(f) To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

(g) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l) To purchase and pay for entirely out of Trust Property such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-Laws and by applicable law;

(m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds;

(o) To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property;

(p) To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

(q) To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

(r) To issue, purchase, sell and transfer, reacquire, hold, trade and deal in stocks, Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities;

(s) To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder's own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(t) To exercise and enjoy, in Delaware and in any other states, territories, districts and United States dependencies and in foreign countries, all of the foregoing powers, rights and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred; and

(u) In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of, or connected with, its business or purposes, objects or powers.

         The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

                                  ARTICLE III.
                                     SHARES

Section 1.        DIVISION OF BENEFICIAL INTEREST.

(a) The beneficial interest in the Trust shall be divided into Shares, each Share without a par value. The number of Shares in the Trust authorized under the Original Declaration of Trust and authorized hereunder, and of each Series and Class as may be established from time to time, is unlimited. The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series into separate Classes of Shares in accordance with the 1940 Act. As of the effective date of this Declaration of Trust, any new Series and Classes shall be established and designated pursuant to Article III, Section 6 hereof. If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein and in Article III,
Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and Classes shall be construed (as the context may require) to refer to the Trust.

            (i) The fact that the Trust shall have one or more established and designated Classes of the Trust, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust. The fact that one or more Classes of the Trust shall have initially been established and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

          (ii) The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (I.E., that all Shares of such Series are initially of a single Class) shall not limit the
                    authority  of  the  Board  of  Trustees  to  establish   and
                    designate separate Classes of said Series. The fact that a Series shall have more than one established and designated Class, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

(b) The Board of Trustees shall have the power to issue authorized, but unissued Shares of beneficial interest of the Trust, or any Series and Class thereof, from time to time for such consideration paid wholly or partly in cash, securities or other property, as may be determined from time to time by the Board of Trustees, subject to any requirements or limitations of the 1940 Act. The Board of Trustees, on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Trust. The Board of Trustees may classify or reclassify any unissued Shares of beneficial interest or any Shares of beneficial interest of the Trust or any Series or Class thereof, that were previously issued and are reacquired, into one or more Series or Classes that may be established and designated from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

(c) Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof. Shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued Shares or other securities issued by the Trust or any Series thereof. The Board of Trustees may from time to time divide or combine the Shares of the Trust or any particular Series thereof into a greater or lesser number of Shares of the Trust or that Series, respectively.
Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

(d) Any Trustee, officer or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof, whether such Shares are authorized but unissued, or already outstanding, to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions or other provisions applicable to the sale or purchase of such Shares herein and the 1940 Act.

                Section 2. OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of the Trust and each Series and each Class thereof that has been established and designated. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as it considers appropriate for the issuance of Share certificates, the transfer of Shares of the Trust and each Series and Class thereof, if any, and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of the Trust and each Series and Class thereof and as to the number of Shares of the Trust and each Series and Class thereof held from time to time by each such Shareholder.

                Section 3. SALE OF SHARES. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may from time to time authorize. Each sale shall be credited to the individual purchaser's account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per Share, subject to
Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; PROVIDED, HOWEVER, that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter to impose a sales charge upon any such sale. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

              Section 4. STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the By-Laws, and under applicable law. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder under this Declaration of Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder may at any time personally agree to pay. Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

        Section 5. POWER OF BOARD OF TRUSTEES TO MAKE TAX STATUS ELECTION. The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust and any Series as may be permitted or required under the Code, without the vote of any Shareholder.

     Section 6. ESTABLISHMENT AND DESIGNATION OF SERIES AND CLASSES. The establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes) otherwise than as provided herein. Each such resolution shall be incorporated herein upon adoption, and the resolutions that have been adopted prior to May 21, 2007 regarding the establishment and designation of Series and/or Classes of Shares of the Trust pursuant to the applicable provisions of the Original Declaration of Trust, and any amendments or modifications to such resolutions through the date hereof, are hereby incorporated herein as of the date of their adoption. Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust. Each such further resolution shall be incorporated herein by reference upon adoption.

         Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust. Each Class of a Series shall be separate and distinct from any other Class of the Series. As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series or any other Class and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose. Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

         Shares of each Series (and Class where applicable) established and designated pursuant to this Section 6, or the corresponding provisions of the Original Declaration of Trust shall have the following rights, powers and duties, unless otherwise provided to the extent permitted by the DSTA, in the resolution establishing and designating such Series or Class:

     (a) ASSETS HELD WITH RESPECT TO A PARTICULAR SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) LIABILITIES HELD WITH RESPECT TO A PARTICULAR SERIES OR CLASS. The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust incurred, contracted for or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves and expenses incurred, contracted for or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Any liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust which are not readily identifiable as being liabilities held with respect to any particular Series (collectively "General Liabilities") shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have impliedly agreed to such limitation.

         Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to the Original Declaration of Trust, or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series.

         Liabilities, debts, obligations, costs, charges, reserves and expenses related to the distribution of, and other identified expenses that should or may properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be appropriately reflected (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption and liquidation rights of, such Class. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes. All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

     (c) DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (d) VOTING. All Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation.

     (e) EQUALITY. Each Share of any particular Series shall be equal to each other Share of such Series (subject to the rights and preferences with respect to separate Classes of such Series).

     (f) FRACTIONS. A fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of such Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.

     (g) EXCHANGE PRIVILEGE. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

     (h) COMBINATION OF SERIES OR CLASSES.

          (i) The Board of Trustees shall have the authority, without the approval, vote or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series; PROVIDED that upon completion of such combination of Series, the interest of each Shareholder, in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

          (ii) The Board of Trustees shall have the authority, without the approval, vote or consent of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine, merge or otherwise consolidate the Shares of two or more Classes of Shares of a Series with and/or into a single Class of Shares of such Series, with such designation, preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Trustees may determine; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any such transaction.

          (iii) The transactions in (i) and (ii) above may be effected through share-for-share exchanges, transfers or sales of assets, Shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

     (i) DISSOLUTION OR TERMINATION. Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article VIII, Section 1 hereof. Upon dissolution of a particular Series, the Trustees shall wind up the affairs of such Series in accordance with Article VIII,
Section 1 hereof and thereafter, rescind the establishment and designation thereof. The Board of Trustees shall terminate any particular Class and rescind the establishment and designation thereof: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class are present, or by action of the Shareholders of such Class by written consent without a meeting pursuant to Article V, Section 3; or
(ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; PROVIDED, HOWEVER, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series shall thereby be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

     Section 7. INDEMNIFICATION OF SHAREHOLDERS. No shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable, for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his or her being or having been a Shareholder of the Trust or a Shareholder of a particular Series thereof, and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including without limitation, attorneys' fees, arising from such claim or demand; PROVIDED, HOWEVER, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder's ownership of any Shares and (ii) expenses charged to a Shareholder pursuant to Article IV,
Section 5 hereof.

                                  ARTICLE IV.
                              THE BOARD OF TRUSTEES

     Section 1. NUMBER, ELECTION, TERM, REMOVAL AND RESIGNATION.

     (a) In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the By-Laws when such Person signs this Declaration of Trust as a trustee and/or is duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

     (b) The number of Trustees constituting the entire Board of Trustees may be fixed from time to time by the vote of a majority of the then Board of Trustees; PROVIDED, HOWEVER, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

     (c) Each Trustee shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

     (d) Any Trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

(e) Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

     Section 2. TRUSTEE ACTION BY WRITTEN CONSENT WITHOUT A MEETING. To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted. Written consents of the Trustees may be executed in one or more counterparts. A consent transmitted by electronic transmission (as defined in Section 3806 of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records.

          Section 3. POWERS; OTHER BUSINESS INTERESTS; QUORUM AND REQUIRED VOTE.

               (a) POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the By-Laws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power and control to do all acts and things as it, in its sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Board of Trustees may, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the By-Laws: (1) adopt By-Laws not inconsistent with applicable law or this Declaration of Trust; (2) amend, restate and repeal such By-Laws, subject to and in accordance with the provisions of such By-Laws; (3) fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the By-Laws;
(4) elect and remove such officers and appoint and terminate such agents as it considers appropriate, in accordance with this Declaration of Trust and the By-Laws; (5) establish and terminate one or more committees of the Board of Trustees pursuant to the By-Laws; (6) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property and authorize such custodians to employ sub-custodians and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (7) retain a transfer agent, dividend disbursing agent, a shareholder servicing agent or administrative services agent, or any number thereof or any other service provider as deemed appropriate; (8) provide for the issuance and distribution of shares of beneficial interest in the Trust or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (9) retain one or more Investment Adviser(s); (10) re-acquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law; (11) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 4 of this Declaration of Trust; (12) declare and pay dividends and distributions to Shareholders from the Trust Property, in accordance with this Declaration of Trust and the By-Laws; (13) establish, designate and redesignate from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or Class of the Trust or of a Series; (14) hire personnel as staff for the Board of Trustees or, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Board of Trustees; (15) retain special counsel, other experts and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust to such special counsel, other experts and/or consultants, and remove one or more of such special counsel, other experts and/or consultants, at the discretion of the Board of Trustees; (16) engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Trustees, or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust; and (17) in general delegate such authority as it considers desirable to any Trustee or officer of the Trust, to any committee of the Trust, to any agent or employee of the Trust or to any custodian, transfer, dividend disbursing, shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider.

                  The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the By-Laws. Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

               (b) OTHER BUSINESS INTERESTS. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees, or any Affiliate, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others. None of the Trust, any Series thereof or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

               (c) QUORUM AND REQUIRED VOTE. At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting. Subject to Article III, Sections 1 and 6 of the By-Laws and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees.

          Section 4. PAYMENT OF EXPENSES BY THE TRUST. Subject to the provisions of Article III, Section 6 hereof, an authorized officer of the Trust shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between or among such one or more of the Series or Classes that may be established or designated pursuant to Article III,
Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes and liabilities associated with the services of the Trust's officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, sub-custodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

          Section 5. PAYMENT OF EXPENSES BY SHAREHOLDERS. The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, an amount fixed from time to time by the Board of Trustees or an officer of the Trust for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent which are not customarily charged generally to the Trust, a Series or a Class, where such services are provided to such Shareholder individually, rather than to all Shareholders collectively, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

          Section 6. OWNERSHIP OF TRUST PROPERTY. Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

          Section 7. SERVICE CONTRACTS.

               (a) Subject to this Declaration of Trust, the By-Laws and the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, delegation of authority to the Investment Adviser to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's or a particular Series' investments, or to engage in such other activities, including administrative services, as may specifically be delegated to such party.

               (b) The Board of Trustees may also, at any time and from time to time, contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor or Principal Underwriter for the Shares of beneficial interest of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust, or appointing it or them to act as the administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

               (c) The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust, such Series and its Shareholders.

               (d) None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof or the Shareholders, provided that the establishment of and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

                    (i) the fact that any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this Article IV,
                    Section 7 may have been or may hereafter be made, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

                    (ii) the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may hereafter be made also has such a service contract with one or more other Persons, or has other business or interests.

                    (e) Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any stipulation by resolution of the Board of Trustees.

                                   ARTICLE V.
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

          Section 1. VOTING  POWERS.  Subject to the  provisions of Article III,
Section 6 hereof, the Shareholders shall have the power to vote only (i) on such matters required by this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Subject to
Article III hereof, the Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

          Section 2. QUORUM AND REQUIRED VOTE.

               (a) Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

               (b )Subject to the provisions of Article III, Section 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law. Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable, by Class is required, the preceding sentence shall apply to such separate votes by Series and Classes.

               (c) Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval, or on proposals requiring an affirmative vote of a majority of votes cast for approval.

          Section 3. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, the Declaration of Trust or the By-Laws for approval of such action) and is or are received by the secretary of the Trust either: (i) by the date set by resolution of the Board of Trustees for the shareholder vote on such action; or
(ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section 4(b) hereof. The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board of Trustees for the shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

          Section 4. RECORD DATES.

               (a) For purposes of determining the Shareholders entitled to notice of, and to vote at, any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the original meeting. For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

               (b) If the Board of Trustees does not so fix a record date:

               (i) the record date for determining Shareholders entitled to notice of, and to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

               (ii) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders, (1) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (2) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

          (c) For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, reorganization, or any other transactions, in each case that is governed by Article VIII of the Declaration of Trust), the Board of Trustees may:

               (i) from time to time fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for the payment of such dividend and/or such other distribution;

               (ii) adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

               (iii) delegate to an appropriate officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

          Section 5. ADDITIONAL PROVISIONS. The By-Laws may include further provisions for Shareholders' votes, meetings and related matters.

                                  ARTICLE VI.
                         NET ASSET VALUE; DISTRIBUTIONS;
                             REDEMPTIONS; TRANSFERS

          Section 1. DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS.

               (a) Subject to Article III, Section 6 hereof, the Board of Trustees shall have the power to determine from time to time the offering price for authorized, but unissued, Shares of beneficial interest of the Trust or any Series or Class thereof, respectively, that shall yield to the Trust or such Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price the Shares of the Trust or such Series or Class, respectively, shall be offered for sale, subject to any other requirements or limitations of the 1940 Act.

               (b) Subject to Article III, Section 6 hereof, the Board of Trustees may, subject to the 1940 Act, prescribe and shall set forth in the By-Laws, this Declaration of Trust or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust or any Series or Class thereof, or net income attributable to the Shares of the Trust or any Series or Class thereof or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class thereof, as it may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate.

               (c) The Shareholders of the Trust or any Series or Class, if any,
shall be entitled to receive dividends and distributions, when, if and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes, such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended from time to time pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII,
Section 1 hereof; provided however, that

                    (i) if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to
                    Article VIII, Section 1 hereof;

                    (ii) if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII,
                    Section 1 hereof; and

                    (iii) if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII, Section 1 hereof.

All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series or such Class, respectively, according to the number of Shares of the Trust, such Series or such Class held of record by such Shareholders on the record date for any dividend or distribution; provided however, that

                    (iv) if the Shares of the Trust are divided into Series thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to such
                    Series,   shall  be   distributed  to  each  Series  thereof
                    according to the net asset value computed for such Series and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution; and

                    (v) if the Shares of the Trust or of a Series are divided into Classes thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to the Trust or such Series, shall be distributed to each Class thereof according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

Dividends and distributions may be paid in cash, in kind or in Shares.

               (d) Before payment of any dividend there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for dividends such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

          Section 2. REDEMPTIONS AT THE OPTION OF A SHAREHOLDER. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended from time to time:

               (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may from time to time authorize. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

               (b) The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load), in accordance with this Declaration of Trust, the By-Laws, the 1940 Act and other applicable law. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Board of Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board of Trustees, or its authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

               (c) Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven-day period. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

               (d) The  obligations of the Trust set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (1) during any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays; (2) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or (3) during any National Financial Emergency. The Board of
Trustees may, in its discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

               (e) The right of any Shareholder of the Trust or any Series or Class thereof to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

          Section 3. REDEMPTIONS AT THE OPTION OF THE TRUST. At the option of the Board of Trustees the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees.

          Section 4. TRANSFER OF SHARES. Shares shall be transferable in accordance with the provisions of the By-Laws.

                                  ARTICLE VII.
                             LIMITATION OF LIABILITY
                          AND INDEMNIFICATION OF AGENT

          Section 1. LIMITATION OF LIABILITY.

               (a) For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "Expenses" include without limitation attorneys' fees and any expenses of establishing a right to indemnification under this Article.

               (b) An Agent shall be liable to the Trust and to any  Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

               (c) Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

               (d) No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.

               (e) Each Trustee, officer and employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports. The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

               (f) The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust's securities issued in emerging countries, shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust's assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee's or officer's Disqualifying Conduct.

               (g) The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

               (h) No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

          Section 2. INDEMNIFICATION.

               (a) INDEMNIFICATION BY TRUST. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.

               (b) EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.

               (c) REQUIRED APPROVAL. Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Trustees who are not (x) "interested persons" of the Trust as defined in
Section 2(a)(19) of the 1940 Act, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"); or (2) by independent legal counsel in a written opinion.

               (d) ADVANCEMENT OF EXPENSES. Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article; provided, that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide a security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

               (e) OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

               (f) FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

          Section 3. INSURANCE. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

          Section 4. DERIVATIVE ACTIONS. Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

                                 ARTICLE VIII.
                              CERTAIN TRANSACTIONS

          Section 1. DISSOLUTION OF TRUST OR SERIES. The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

               (a) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon prior written notice to the Shareholders of the Trust; or

               (b) With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon prior written notice to the Shareholders of such Series; or

               (c) With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

               (d) With respect to any Series, upon any event that causes the dissolution of the Trust.

         Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees shall (in accordance with Section 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series thereof (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. Upon the winding up of the Trust in accordance with Section 3808 of the DSTA and its termination, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the DSTA.

          Section 2. MERGER OR CONSOLIDATION; CONVERSION; REORGANIZATION.

               (a) MERGER OR CONSOLIDATION. Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or consolidation. By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may, without a Shareholder vote, unless required by the 1940 Act, the requirements of any securities exchange on which Shares are listed for trading or any other provision of this Declaration of Trust or the By-Laws, effect any amendment to this Declaration of Trust or the By-Laws or effect the adoption of a new governing instrument if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts. Upon completion of the merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one (1) Trustee shall execute, and cause to be filed, a certificate of merger or consolidation in accordance with
Section 3815 of the DSTA.

               (b) CONVERSION. The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity" (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2. In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

               (c) REORGANIZATION.  The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets"), to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty
(30) days prior written notice to the Shareholders of a particular Series of any sale of such Series' assets. Following such sale of Trust assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of the Trust (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes within each such Series). Following a sale of such Series' assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes within each such Series). If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts.

          Section 3. MASTER FEEDER STRUCTURE. If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

          Section 4. ABSENCE OF APPRAISAL OR DISSENTERS' RIGHTS. No Shareholder shall be entitled, as a matter of right, to relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

                                  ARTICLE IX.
                                   AMENDMENTS

          Section 1. AMENDMENTS GENERALLY. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust, the 1940 Act or the requirements of any securities exchange on which Shares are listed for trading, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article V hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one (1) Trustee and shall be effective immediately upon its filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

                                   ARTICLE X.

                                  MISCELLANEOUS

          Section 1. REFERENCES; HEADINGS; COUNTERPARTS. In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as so restated and/or amended. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

          Section 2. APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

          Section 3. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

               (a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

               (b) If any provision of this  Declaration  of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

          Section 4. STATUTORY TRUST ONLY. It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between, respectively, the Trustees and each Shareholder. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 5. USE OF THE NAMES "FRANKLIN," "TEMPLETON," "FIDUCIARY TRUST," AND/OR "INSTITUTIONAL FIDUCIARY TRUST". The Board of Trustees expressly agrees and acknowledges that the names "Franklin," "Templeton," "Fiduciary Trust," and "Institutional Fiduciary Trust" are the sole property of Franklin Resources, Inc. ("FRI"). FRI has granted to the Trust a non-exclusive license to use such names as part of the name of the Trust now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by FRI if the Trust ceases to use FRI or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of FRI for such purposes. In such event, the nonexclusive license may be revoked by FRI and the Trust shall cease using the names "Franklin," "Templeton," "Fiduciary Trust," "Institutional Fiduciary Trust" or any name misleadingly implying a continuing relationship between the Trust and FRI or any of its Affiliates, as part of its name unless otherwise consented to by FRI or any successor to its interests in such names.

         The Board of Trustees further understands and agrees that so long as FRI and/or any future advisory Affiliate of FRI shall continue to serve as the Trust's Investment Adviser, other registered open- or closed-end investment companies ("funds") as may be sponsored or advised by FRI or its Affiliates shall have the right permanently to adopt and to use the names "Franklin", "Templeton," "Fiduciary Trust" and/or "Institutional Fiduciary Trust" in their names and in the names of any series or Class of shares of such funds.

         IN WITNESS WHEREOF, the Trustees of Franklin New York Tax-Free Income Fund named below do hereby make and enter into this Agreement and Declaration of Trust as of the date first written above.

/S/ HARRIS J. ASHTON                           /S/ROBERT F. CARLSON
---------------------------------              --------------------------------
Harris J. Ashton, Trustee                      Robert F. Carlson, Trustee

/S/SAM L. GINN                                 /S/EDITH E. HOLIDAY
---------------------------------              --------------------------------
Sam L. Ginn, Trustee                           Edith E. Holiday, Trustee

/S/FRANK W. T. LAHAYE                          /S/FRANK A. OLSON
---------------------------------              --------------------------------
Frank W. T. LaHaye, Trustee                    Frank A. Olson, Trustee

/S/LARRY D. THOMPSON                           /S/JOHN B. WILSON
---------------------------------              --------------------------------
Larry D. Thompson, Trustee                     John B. Wilson, Trustee

/S/CHARLES B. JOHNSON                          /S/RUPERT H. JOHNSON, JR.
---------------------------------              --------------------------------
Charles B. Johnson, Trustee                    Rupert H. Johnson, Jr., Trustee





PAGE





                              AMENDED AND RESTATED

                                     BY-LAWS

                                       of

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                           A Delaware Statutory Trust

           (Amended and Restated By-Laws effective as of May 21, 2007)

         These By-Laws may contain any provision not inconsistent with applicable law or the Declaration of Trust, relating to the governance of the Trust. Unless otherwise specified in these By-Laws, capitalized terms used in these By-Laws shall have the meanings assigned to them in the Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be bound by these By-Laws.

                                   ARTICLE I
                                   DEFINITIONS

         Section 1. Whenever used herein the following terms shall have the following meanings:

               (a) "1940 ACT" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

               (b) "BOARD OF TRUSTEES" OR "BOARD" shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article IV of the Declaration of Trust, having the powers and duties set forth therein;

               (c) "BY-LAWS" shall mean these by-laws of the Trust, as amended or restated from time to time in accordance with Article VIII hereof;

               (d) "CERTIFICATE OF TRUST" shall mean the certificate of trust filed on July 26, 1996 with the office of the Secretary of State of the State of Delaware as required under the DSTA to form the Trust, as amended or restated from time to time;

               (e) "CLASS" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III of the Declaration of Trust;

               (f) "CODE" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time;

               (g) "COMMISSION" shall have the meaning given that term in the 1940 Act;

               (h) "DSTA" shall mean the Delaware Statutory  Trust Act (12 DEL.
C. ss.3801, ET SEQ.), as amended from time to time;


               (i) "DECLARATION OF TRUST" shall mean the Amended and Restated Agreement and Declaration of Trust of the Trust, as further amended or restated from time to time;

               (j) "INVESTMENT ADVISER" or "ADVISER" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) of the Declaration of Trust;

               (k) "PERSON" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory trust;

               (l) "SERIES" shall refer to each Series of Shares established and designated under and in accordance with the provisions of Article III of the Declaration of Trust;

               (m) "SHARES" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, and shall include fractional and whole shares;

               (n) "SHAREHOLDER" shall mean a record owner of Shares;

               (o) "TRUST" shall refer to the Delaware statutory trust formed pursuant to the Declaration of Trust and the Certificate of Trust which was filed with the office of the Secretary of State of the State of Delaware; and

               (p) "TRUSTEE" or "TRUSTEES" shall refer to each signatory to the Declaration of Trust as a trustee and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the Declaration of Trust, so long as such signatory or other Person continues in office in accordance with the terms hereof and of the Declaration of Trust. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a trustee or trustees hereunder and under the Declaration of Trust.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

         Section 1. PLACE OF MEETINGS. Meetings of Shareholders shall be held at any place within or outside the State of Delaware designated by the Board. In the absence of any such designation by the Board, Shareholders' meetings shall be held at the offices of the Trust.

         Section 2. MEETINGS.

               (a) CALL OF MEETINGS. Any meeting of Shareholders may be called at any time by the Board, by the chairperson of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the chairperson of the Board, or shall be called by the president or any vice-president of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders. No meeting shall be called upon the request of Shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the Shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting.

          Section 3. NOTICE OF SHAREHOLDERS' MEETING. Notice of any meeting of Shareholders shall be given to each Shareholder entitled to vote at such meeting in accordance with Section 4 of this Article II not less than ten (10) nor more than one hundred and twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted and to the extent required by the 1940 Act, the purpose or purposes thereof.

          Section 4. MANNER OF GIVING NOTICE. Notice of any meeting of Shareholders shall be given either personally or by United States mail, courier, cablegram, telegram, facsimile or electronic mail, or other form of communication permitted by then current law, charges prepaid, addressed to the Shareholder or to the group of Shareholders at the same address as may be permitted pursuant to applicable laws, or as Shareholders may otherwise consent, at the address of that Shareholder appearing on the books of the Trust or its transfer or other duly authorized agent or provided in writing by the Shareholder to the Trust for the purpose of notice. Notice shall be deemed to be given when delivered personally, deposited in the United States mail or with a courier, or sent by cablegram, telegram, facsimile or electronic mail. If no address of a Shareholder appears on the Trust's books or has been provided in writing by a Shareholder, notice shall be deemed to have been duly given without a mailing, or substantial equivalent thereof, if such notice shall be available to the Shareholder on written demand of the Shareholder at the offices of the Trust.

         If any notice addressed to a Shareholder at the address of that Shareholder appearing on the books of the Trust or that has been provided in writing by that Shareholder to the Trust for the purpose of notice, is returned to the Trust marked to indicate that the notice to the Shareholder cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the Shareholder on written demand of the Shareholder at the offices of the Trust.

          Section 5. ADJOURNED MEETING; NOTICE. Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president. Any adjournment may be made with respect to any business which might have been transacted at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders' meeting prior to adjournment.

         When any Shareholders' meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than sixty (60) days after the date of the original meeting, in which case, the Board of Trustees shall set a new record date as provided in Article V of the Declaration of Trust and give written notice to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

          Section 6. VOTING.

               (a) The Shareholders entitled to vote at any meeting of Shareholders and the Shareholder vote required to take action shall be determined in accordance with the provisions of the Declaration of Trust. Unless determined by the inspector of the meeting to be advisable, the vote on any question need not be by written ballot.

               (b) Unless otherwise determined by the Board at the time it approves an action to be submitted to the Shareholders for approval, Shareholder approval of an action shall remain in effect until such time as the approved action is implemented or the Shareholders vote to the contrary. Notwithstanding the foregoing, an agreement of merger, consolidation, conversion or reorganization may be terminated or amended notwithstanding prior approval if so authorized by such agreement of merger, consolidation, conversion or reorganization pursuant to Section 3815 of the DSTA and/or pursuant to the Declaration of Trust, these By-Laws and Section 3806 of the DSTA.

          Section 7. WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. Attendance by a Shareholder, in person or by proxy, at a meeting shall constitute a waiver of notice of that meeting with respect to that Shareholder, except when the Shareholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Whenever notice of a Shareholders' meeting is required to be given to a Shareholder under the Declaration of Trust or these By-Laws, a written waiver thereof, executed before or after the time notice is required to be given, by such Shareholder or his or her attorney thereunto authorized, shall be deemed equivalent to such notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting.

          Section 8. PROXIES. Every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the secretary of the Trust; PROVIDED, that an alternative to the execution of a written proxy may be permitted as described in the next paragraph of this Section 8. A proxy shall be deemed executed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the Shareholder's attendance and vote in person at the meeting; PROVIDED, HOWEVER, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

         With respect to any Shareholders' meeting, the Board, or, in case the Board does not act, the president, any vice president or the secretary, may permit proxies by electronic transmission (as defined in Section 3806 of the DSTA), telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the holder of the proxy to act. A proxy with respect to Shares held in the name of two or more Persons shall be valid if executed, or a permitted alternative to execution is used, by any one of them unless, at or prior to the exercise of the proxy, the secretary of the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

          Section 9. INSPECTORS. Before any meeting of Shareholders, the chairperson of the Board, or in the absence of the chairperson of the Board, the president of the Trust, or in the absence of the president, any vice president or other authorized officer of the Trust, may appoint any person other than nominees for office to act as inspector at the meeting or any adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, the chairperson of the Board, or in the absence of the chairperson of the Board, the president of the Trust, or in the absence of the president, any vice president or other authorized officer of the Trust, shall appoint a person to fill the vacancy. Such appointments may be made by such officers in person or by telephone.

         The inspector shall:

               (a) determine the number of Shares and the voting power of each, the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

               (b) receive votes or ballots;

               (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

               (d) count and tabulate all votes;

               (e) determine when the polls shall close;

               (f) determine the result of voting; and

               (g) do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                   ARTICLE III
                                    TRUSTEES

          Section 1. VACANCIES.

               (a) Whenever a vacancy in the Board shall occur (by reason of death, resignation, removal, retirement, an increase in the authorized number of Trustees or other cause), until such vacancy is filled as provided herein or the number of authorized Trustees constituting the Board of Trustees is decreased pursuant to Article IV, Section 1 of the Declaration of Trust, the Trustee(s) then in office, regardless of the number and even if less than a quorum, shall have all the powers granted to the Board and shall discharge all the duties imposed upon the Board by the Declaration of Trust and these By-Laws as though such number constitutes the entire Board.

               (b) Vacancies in the Board of Trustees may be filled by not less than a majority vote of the Trustee(s) then in office, regardless of the number and even if less than a quorum and a meeting of Shareholders shall be called for the purpose of electing Trustees if required by the 1940 Act. Notwithstanding the above, whenever and for so long as the Trust is a participant in or otherwise has in effect a plan under which the Trust may be deemed to bear expenses of distributing its Shares as that practice is described in Rule 12b-1 under the 1940 Act, then the selection and nomination of each of the Trustees who is not an "interested person" (as that term is defined in the 1940 Act ) of the Trust, any Adviser or the principal underwriter of the Trust (such Trustees are referred to herein as "disinterested Trustees"), shall be, and is, committed to the discretion of the disinterested Trustees remaining in office. In the event that all Trustee offices become vacant, an authorized officer of the Investment Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee. In such case, an authorized officer of the Investment Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are disinterested Trustees shall be no less than that permitted by the 1940 Act. Upon the qualification of such Trustees, the authorized officer of the Investment Adviser shall resign as Trustee and a meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or removal of a Trustee, or an increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at the time or after the expected vacancy occurs.

          Section 2. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Board may be held at any place within or outside the State of Delaware that is designated from time to time by the Board, the chairperson of the Board, or in the absence of the chairperson of the Board, the president of the Trust, or in the absence of the president, any vice president or other authorized officer of the Trust. In the absence of such a designation, regular meetings shall be held at the offices of the Trust. Any meeting, regular or special, may be held, with respect to one or more participating Trustees, by conference telephone or similar communication equipment, so long as all Trustees participating in the meeting can hear one another, and all such Trustees shall be deemed to be present in person at such meeting.

          Section 3. REGULAR MEETINGS. Regular meetings of the Board shall be held at such time and place as shall from time to time be fixed by the Board, the chairperson of the Board, or in the absence of the chairperson of the Board, the president of the Trust, or in the absence of the president, any vice president or other authorized officer of the Trust. Regular meetings may be held without notice.

          Section 4. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by any Trustee, the chairperson of the Board, or in the absence of the chairperson of the Board, the president of the Trust, or in the absence of the president, any vice president or other authorized officer of the Trust.

         Notice of the purpose, time and place of special meetings (or of the time and place for each regular meeting for which notice is given) shall be given personally, sent by first-class mail, courier, cablegram or telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Trustee at that Trustee's address as has been provided to the Trust for purposes of notice; PROVIDED, that, in case of a national, regional or local emergency or disaster, which prevents such notice, such notice may be given by any means available or need not be given if no means are available. In case the notice is mailed, it shall be deemed to be duly given if deposited in the United States mail at least seven (7) days before the time the meeting is to be held. In case the notice is given personally or is given by courier, cablegram, telegram, facsimile or electronic mail, it shall be deemed to be duly given if delivered at least twenty-four (24) hours before the time of the holding of the meeting. The notice need not specify the place of the meeting if the meeting is to be held at the offices of the Trust.

          Section 5. WAIVER OF NOTICE. Whenever notice is required to be given to a Trustee under this Article, a written waiver of notice signed by the Trustee, whether before or after the time notice is required to be given, shall be deemed equivalent to notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting. All such waivers shall be filed with the records of the Trust or made a part of the minutes of the meeting. Attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting, except when the Trustee attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

          Section 6. ADJOURNMENT. A majority of the Trustees present at a meeting of the Board, whether or not a quorum is present, may adjourn such meeting to another time and place. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the meeting prior to adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

          Section 7. NOTICE OF ADJOURNMENT. Notice of the time and place of an adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days after the date of the original meeting, notice of the adjourned meeting shall be given to each Trustee.

          Section 8. COMPENSATION OF TRUSTEES. Trustees may receive from the Trust reasonable compensation for their services and reimbursement of reasonable expenses as may be determined by the Board. This Section 8 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation and reimbursement of expenses for those services.

          Section 9. CHAIRMAN OF THE BOARD. The Board of Trustees may elect a Chairman for the purpose of presiding at meetings of the Board of Trustees (the "Chairman"). The Chairman shall exercise and perform such other powers and duties as may be from time to time assigned to the Chairman by the Board of Trustees or prescribed by these By-Laws. The Chairman may delegate his or her powers and duties to the trustees or officers of the Trust that he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements.

                                   ARTICLE IV
                                   COMMITTEES

          Section 1. COMMITTEES OF TRUSTEES. The Board may, by majority vote, designate one or more committees of the Board, each consisting of two (2) or more Trustees, to serve at the pleasure of the Board. The Board may, by majority vote, designate one or more Trustees as alternate members of any such committee who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided by the Board, shall have such authority as delegated to it by the Board from time to time, except with respect to:

               (a) the approval of any action which under the Declaration of Trust, these By-Laws or applicable law also requires Shareholder approval or requires approval by a majority of the entire Board or certain members of the Board;

               (b) the filling of vacancies on the Board or on any committee thereof; provided however, that such committee may nominate Trustees to fill such vacancies, subject to the Trust's compliance with the 1940 Act and the rules thereunder;

               (c) the amendment, restatement or repeal of the Declaration of Trust or these By-Laws or the adoption of a new Declaration of Trust or new By-Laws;

               (d) the amendment or repeal of any resolution of the Board; or

               (e) the designation of any other committee of the Board or the members of such committee.

          Section 2. MEETINGS AND ACTION OF BOARD COMMITTEES. Meetings and actions of any committee of the Board shall, to the extent applicable, be held and taken in the manner provided in Article IV of the Declaration of Trust and
Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of any committee may be determined either by the Board or by the committee. Special meetings of any committee may also be called by resolution of the Board or such committee, and notice of special meetings of any committee shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board may from time to time adopt other rules for the governance of any committee.

          Section 3. ADVISORY COMMITTEES. The Board may appoint one or more advisory committees comprised of such number of individuals appointed by the Board who may meet at such time, place and upon such notice, if any, as determined by the Board. Such advisory committees shall have no power to require the Trust to take any specific action.

                                    ARTICLE V
                                    OFFICERS

          Section 1. OFFICERS. The officers of the Trust shall be a Chief Executive Officer - Investment Management, a Chief Executive Officer - Finance and Administration, a President, a Secretary, a Chief Financial Officer and Chief Accounting Officer, and a Treasurer. The Trust may also have, at the discretion of the Board, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers, who shall have such authority and perform such duties as are provided in the Declaration of Trust, these By-Laws or as the Board, or to the extent permitted by the Board, as the president, may from time to time determine. Any number of offices may be held by the same person, except the offices of president and vice president.

          Section 2. APPOINTMENT OF OFFICERS. The officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, by the president, and each shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the president, subject to the rights, if any, of an officer under any contract of employment.

          Section 3. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Board, by the president.

         Any officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time and unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

          Section 4. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, incapacity or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.

          Section 5. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Trustees to the chairman of the board, if there be such an officer, the president shall, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and the officers of the Trust.

          Section 6. VICE PRESIDENTS. In the absence, resignation, removal, incapacity or death of the president, the vice presidents, if any, in order of their rank as fixed by the Board or if not ranked, a vice president designated by the Board, shall exercise all the powers and perform all the duties of, and be subject to all the restrictions upon, the president until the president's return, his incapacity ceases or a new president is appointed. Each vice president shall have such other powers and perform such other duties as from time to time may be prescribed by the Board or the president, or as provided in the Declaration of Trust or these By-Laws.

          Section 7. SECRETARY. The secretary shall keep or cause to be kept at the offices of the Trust or such other place as the Board may direct a book of minutes of all meetings and actions (including consents) of the Board, committees of the Board and Shareholders. The secretary shall keep a record of the time and place of such meetings, whether regular or special, and if special, how authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of Shares present or represented by proxy at Shareholders' meetings, and the proceedings.

         The secretary shall cause to be kept at the offices of the Trust or at the office of the Trust's transfer or other duly authorized agent, a share register or a duplicate share register showing the names of all Shareholders and their addresses, the number, Series and Classes (if applicable) of Shares held by each, the number and date of certificates, if any, issued for such Shares and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give or cause to be given notice of all meetings of the Shareholders and of the Board required by the Declaration of Trust, these By-Laws or by applicable law to be given and shall have such other powers and perform such other duties as may be prescribed by the Board or the president of the Trust, or as provided in the Declaration of Trust or these By-Laws.

          Section 8. TREASURER. The Treasurer shall be responsible for the general supervision over the care and custody of the funds, securities, and other valuable effects of the Trust and shall deposit the same or cause the same to be deposited in the name of the Trust in such depositories as the Board of Trustees may designate; shall disburse the funds of the Trust as may be ordered by the Board of Trustees; shall have supervision over the accounts of all receipts and disbursements of the Trust; disburse the funds of the Trust; shall have the power and authority to perform the duties usually incident of his office and those duties as may be assigned to him from time to time by the Board or by the Chief Financial Officer and Chief Accounting Officer; and shall render to the Chief Financial Officer and Chief Accounting Officer and the Board, whenever they request it, an account of all of his transactions as Treasurer.

         Section 9. CHIEF EXECUTIVE OFFICER - INVESTMENT MANAGEMENT. The Chief Executive Officer - Investment Management shall be the principal executive officer with respect to the portfolio investments of the Trust, and shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-Laws.

         Section 10. CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION. The Chief Executive Officer - Finance and Administration shall be the principal executive officer with respect to the financial accounting and administration of the Trust, and shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-Laws.

         Section 11. CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER. The Chief Financial Officer and Chief Accounting Officer shall, whenever required by the Board of Trustees, render or cause to be rendered financial statements of the Trust; supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; provide assistance to the Audit Committee of the Board and report to such Committee as necessary; be designated as principal accounting officer/principal financial officer for purposes of ss. 32 of the 1940 Act, ss. 302 of the Sarbanes Oxley Act of 2002 and ss. 6 of the Securities Act of 1933; shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust (and every series and class thereof), including accounts of assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings and shares; shall have the power and authority to perform the duties usually incident of his office and those duties as may be assigned to him from time to time by the Board; and shall render to the Chief Executive Officer -- Finance and Administration and the Board, whenever they request it, an account of all of his transactions as Chief Financial Officer and Chief Accounting Officer and of the financial condition of the Trust.

                                   ARTICLE VI
                               RECORDS AND REPORTS

          Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, Series and Classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

          Section 2. MAINTENANCE AND INSPECTION OF DECLARATION OF TRUST AND BY-LAWS. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these By-Laws, as amended or restated from time to time, where they may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

          Section 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

         If information is requested by a Shareholder, the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

         The Board, or, in case the Board does not act, the president, any vice president or the secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

          Section 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right during the Trust's regular business hours to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

                                  ARTICLE VII
                                 GENERAL MATTERS

          Section 1. CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as the Board from time to time shall determine.

          Section 2. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board, except as otherwise provided in the Declaration of Trust and these By-Laws, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust or any Series thereof and this authority may be general or confined to specific instances.

          Section 3. CERTIFICATES FOR SHARES. A certificate or certificates for Shares may be issued to Shareholders at the discretion of the Board. All certificates shall be signed in the name of the Trust by the Trust's president or vice president, and by the Trust's treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of Shares and the Series and Class thereof, if any, owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer or transfer or other duly authorized agent who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer or transfer or other duly authorized agent before such certificate is issued, it may be issued by the Trust with the same effect as if such person were an officer or transfer or other duly authorized agent at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

          Section 4. LOST CERTIFICATES. Except as provided in this Section 4, no new certificates for Shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time. The Board may, in case any Share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Board and the Trust secured by a bond or other adequate security sufficient to protect the Trust and the Board against any claim that may be made against either, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

          Section 5. REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The Trust's president or any vice president or any other person authorized by the Board or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust, or any Series thereof, any and all shares of any corporation, partnership, trust, or other entity, foreign or domestic, standing in the name of the Trust or such Series thereof. The authority granted may be exercised in person or by a proxy duly executed by such authorized person.

          Section 6. TRANSFERS OF SHARES. Shares are transferable, if authorized by the Declaration of Trust, only on the record books of the Trust by the Person in whose name such Shares are registered, or by his or her duly authorized attorney-in-fact or representative. Shares represented by certificates shall be transferred on the books of the Trust upon surrender for cancellation of certificates for the same number of Shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Trust or its agents may reasonably require. Upon receipt of proper transfer instructions from the registered owner of uncertificated Shares, such uncertificated Shares shall be transferred on the record books to the Person entitled thereto, or certificated Shares shall be made to the Person entitled thereto and the transaction shall be recorded upon the books of the Trust. The Trust, its transfer agent or other duly authorized agents may refuse any requested transfer of Shares, or request additional evidence of authority to safeguard the assets or interests of the Trust or of its Shareholders, in their sole discretion. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Trust, its transfer agent or other duly authorized agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be presented to the Trust, its transfer agent or other duly authorized agent, and may be required to be deposited and remain with the Trust, its transfer agent or other duly authorized agent.

          Section 7. HOLDERS OF RECORD. The record books of the Trust as kept by the Trust, its transfer agent or other duly authorized agent, as the case may be, shall be conclusive as to the identity of the Shareholders of the Trust and as to the number, Series and Classes, if any, of Shares held from time to time by each such Shareholder. The Trust shall be entitled to treat the holder of record of any Share as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, whether or not the Trust shall have express or other notice thereof.

          Section 8. FISCAL YEAR. The fiscal year of the Trust, and each Series thereof, shall be determined by the Board.


          Section 9. HEADINGS; REFERENCES. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof.

          Section 10. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

               (a) The provisions of these By-Laws are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Declaration of Trust, the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of these By-Laws from the time when such provisions became inconsistent with such laws or regulations; PROVIDED, HOWEVER, that such determination shall not affect any of the remaining provisions of these By-Laws or render invalid or improper any action taken or omitted prior to such determination.

               (b) If any provision of these By-Laws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these By-Laws in any jurisdiction.

                                  ARTICLE VIII
                                   AMENDMENTS

          Section 1. AMENDMENT BY SHAREHOLDERS. These By-Laws may be amended, restated or repealed or new By-Laws may be adopted by the affirmative vote of a majority of votes cast at a Shareholders' meeting called for that purpose and where a quorum of Shareholders of the Trust is present.

          Section 2. AMENDMENT BY TRUSTEES. These By-Laws may also be amended, restated or repealed or new By-Laws may be adopted by the Board, by a vote of the Board as set forth in Article IV, Section 3(c) of the Declaration of Trust.

          Section 3. OTHER AMENDMENT. Subject to the 1940 Act, these By-Laws may also be amended pursuant to Article VIII, Section 2(a) of the Declaration of Trust and Section 3815(f) of the DSTA.



Amended and Restated By-Laws adopted:  May 21, 2007